UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2025

GRABAGUN DIGITAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Texas	001-42748	33-4289144
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 East Beltline Road, Suite 403

Coppell, Texas 75019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 552-7246

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PEW	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	PEWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

GrabAGun Digital Holdings Inc.

July 15, 2025

Introductory Note

The Business Combination

As previously announced, on January 6, 2025, Colombier Acquisition Corp. II, a Cayman Islands exempted company (“Colombier”), GrabAGun Digital Holdings Inc., a Texas corporation (the “Company”), Gauge II Merger Sub LLC, a Texas limited liability company and a wholly-owned subsidiary of the Company (“Company Merger Sub”), and Metroplex Trading Company LLC (doing business as GrabAGun.com), a Texas limited liability company (“GrabAGun”) entered into a Business Combination Agreement (the “Merger Agreement”); and upon subsequent execution of a joinder agreement, Gauge II Merger Sub Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of the Company (“Purchaser Merger Sub”) also became a party to the Merger Agreement, a copy of which is included as an exhibit to this Current Report on Form 8-K as Exhibit 2.1.

As previously reported on the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on July 15, 2025 (the “Closing Date”), Colombier held an extraordinary general meeting of its shareholders (the “Special Meeting”), at which holders of 5,561,957 of Colombier’s Class A ordinary shares, par value $0.0001 per share (the “Colombier Class A Ordinary Shares”), and the holders of 4,250,000 of Colombier’s Class B ordinary shares, par value $0.0001 per share (the “Colombier Class B Ordinary Shares” and, together with Colombier Class A Ordinary Shares, the “Colombier Ordinary Shares”), were present in person or by proxy, constituting a quorum for the transaction of business at the Special Meeting under the terms of Colombier’s Amended & Restated Articles and Memorandum of Association. Only shareholders of record as of the close of business on June 20, 2025 (the “Record Date”) for the Special Meeting were entitled to vote at the Special Meeting. As of the Record Date, 21,250,000 shares of Colombier Ordinary Shares were outstanding and entitled to vote at the Special Meeting.

At the Special Meeting, Colombier’s shareholders voted to approve the proposals outlined in the final prospectus and definitive proxy statement filed by the Company with the SEC on June 23, 2025 (the “Proxy Statement/Prospectus”), including, among other things, the adoption of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement, including (a) the merger of Purchaser Merger Sub with and into Colombier, with Colombier continuing as the surviving corporation and as a wholly-owned subsidiary of the Company (the “Colombier Merger”), (b) the merger of the Company Merger Sub with and into GrabAGun, with GrabAGun continuing as the surviving entity and as a wholly-owned subsidiary of the Company (the “GrabAGun Merger”, and together with the Colombier Merger, the “Mergers”), (c) the issuance of Company securities in connection with the transactions and (d) the delivery to the former owners of GrabAGun (the “GrabAGun Members”) of consideration under the Merger Agreement consisting of 10,000,000 newly-issued shares of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”), and aggregate cash consideration equal to $50.0 million, each on a pro rata basis, in accordance with each GrabAGun Member’s interests in GrabAGun prior to the effective date of the GrabAGun Merger, and (e) the issuance of 300,000 shares of Company Common Stock to a consultant to GrabAGun pursuant to a Consulting Agreement, all as further described in the section titled “The Business Combination Proposal (Proposal 1)” beginning on page 97 of the Proxy Statement/Prospectus (the Mergers, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

Also on the Closing Date, following the conclusion of the Special Meeting, the Business Combination, including the Mergers, was completed (the “Closing”).

In connection with the Closing, Colombier changed its name from Colombier Acquisition Corp. II to GAG Surviving Corporation, Inc. On July 16, 2025, GrabAGun changed its name from Metroplex Trading Company LLC to GrabAGun LLC. References herein to “Colombier” are to Colombier Acquisition Corp. II prior to consummation of the Business Combination. Unless otherwise defined herein, capitalized terms used in this Current Report on Form 8-K have the same respective meanings as set forth in the Proxy Statement/Prospectus filed with the SEC on June 23, 2025 by the Company.

The Merger Consideration

At the Closing, pursuant to the terms of the Merger Agreement and after giving effect to the redemptions of Colombier Class A Ordinary Shares by public shareholders of Colombier for cash:

●	Purchaser Merger Sub merged with and into Colombier, with Colombier continuing as the surviving entity and each issued and outstanding security of Colombier, which remained outstanding and had not been redeemed for cash, prior to the effective time of the Colombier Merger, was cancelled in exchange for the right to receive substantially equivalent securities of the Company;

●	Company Merger Sub merged with and into GrabAGun, with GrabAGun continuing as the surviving entity, and each issued and outstanding security of GrabAGun immediately prior to the effective time of the GrabAGun Merger was cancelled in exchange for the right of the GrabAGun Members to receive, in the aggregate (i) 10,000,000 newly-issued shares of Company Common Stock (the “Aggregate Stock Consideration”) plus (ii) $50,000,000 in cash (the “Aggregate Cash Consideration”), with each of (i) and (ii) distributed to the GrabAGun Members pro rata in accordance with their respective membership interests in GrabAGun as of immediately prior to the effective time of the GrabAGun Merger.

●	Colombier and GrabAGun became wholly owned subsidiaries of the Company, in each case in accordance with the terms and conditions set forth in the Merger Agreement.

In addition, 300,000 shares of Company Common Stock were issued to a consultant to GrabAGun pursuant to the Consulting Agreement described in the Proxy Statement/Prospectus. After full satisfaction of payments to redeeming Colombier public shareholders, distribution of the Aggregate Cash Consideration to the GrabAGun Members and satisfaction of unpaid transaction fees and expenses of Colombier and certain GrabAGun transaction expenses, remaining proceeds from the Colombier trust account (the “Trust Account”) established at the time of the Colombier initial public offering (the “IPO”) of approximately $119 million were delivered from the Trust Account to the Company.

Item 1.01. Entry into a Material Definitive Agreement.

Assignment, Assumption and Amendment to Warrant Agreement

On July 15, 2025, prior to the Closing, the Company, Colombier and Continental Stock Transfer & Trust Company, in its capacity as warrant agent (the “Warrant Agent”), entered into an Assignment, Assumption and Amendment to Warrant Agreement (as defined below) entered into in connection with the IPO (the “Warrant Agreement Assignment and Amendment”). Pursuant to the Warrant Agreement Assignment and Amendment, among other things, Colombier assigned to the Company, and the Company assumed from Colombier, all rights, obligations and liabilities of Colombier under that certain Warrant Agreement, dated as of November 20, 2023 by and between Colombier and the Warrant Agent (as amended, the “Warrant Agreement”) and the Warrant Agreement and Warrants were amended as set forth therein.

The foregoing summary of the Warrant Agreement Assignment and Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement Assignment and Amendment, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Exchange Agent Agreement

On July 15, 2025, prior to the Closing, the Company and Continental Stock Transfer & Trust Company, in its capacity as exchange and paying agent (“Exchange Agent”), entered into an exchange and paying agent agreement (the “Exchange Agent Agreement”), for purposes of distributing the Aggregate Stock Consideration and the Aggregate Cash Consideration to the GrabAGun Members pursuant to the Merger Agreement.

The foregoing summary of the Exchange Agent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agent Agreement, a copy of which is attached as Exhibit 10.16 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On July 15, 2025, prior to the Closing, the Company, Colombier Sponsor II LLC (“Sponsor”) and the GrabAGun Members entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”), amending and restating the Registration Rights Agreement, entered into at the time of the IPO (the “IPO Registration Rights Agreement”), pursuant to which, among other things, the Company assumed the registration obligations of Colombier under the IPO Registration Rights Agreement, with such rights to apply to applicable shares of Company Common Stock issued at the Closing, and the GrabAGun Members were granted registration rights thereunder equal to other holders party to such Registration Rights Agreement. Holders of a majority-in-interest of the then outstanding registrable securities are entitled to make a written demand for registration under the Securities Act of 1933, as amended (the “Securities Act”), of all or part of their registrable securities (up to a maximum of three demand registrations). The Registration Rights Agreement also provides such holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Under the Registration Rights Agreement, the Company agreed to indemnify holders of registrable securities (as defined in the Registration Rights Agreement) and their respective officers, directors and each person who controls such holders (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) resulting from any untrue or alleged untrue statement, or omission or alleged omission of a material fact in any registration statement, prospectus or any amendment thereof or supplement thereto pursuant to which such holders sell their registrable securities, unless such liability arose from such holder’s misstatement or alleged misstatement, or omission or alleged omission, and such holders agreed to indemnify the Company, its officers and directors and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material facts or any omission of a material fact in any registration statement, prospectus or any amendment thereof or supplement thereto pursuant to which such holders sell their registrable securities.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Employment Agreements and Restrictive Covenant Agreements

On July 15, 2025, each of Marc Nemati, Matthew W. Vittitow and Justin C. Hilty, in his capacity as an executive officer of the Company, executed an employment agreement with the Company. Each of the aforementioned executive officers of the Company has also entered into customary restrictive covenant agreements, which include confidentiality, non-competition, non-solicitation of employees and consultants, non-solicitation of customers and suppliers, and non-disparagement covenants. The employment agreements and restrictive covenant agreements are described in the Proxy Statement/Prospectus in the section titled “Executive Compensation of GrabAGun – Executive Compensation After the Business Combination” beginning on page 253 of the Proxy Statement/Prospectus and that information is incorporated herein by reference. Copies of Mr. Nemati’s employment agreement and restrictive covenant agreement are attached as Exhibit 10.6 and Exhibit 10.9, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Copies of Mr. Vittitow’s employment agreement and restrictive covenant agreement are attached as Exhibit 10.7 and Exhibit 10.10, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Copies of Mr. Hilty’s employment agreement and restrictive covenant agreement are attached as Exhibit 10.8 and Exhibit 10.11, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Indemnification of Directors and Officers

Concurrently with the Closing, the Company entered into indemnification agreements with its directors and executive officers. Each indemnification agreement provides that, subject to limited exceptions, the Company will indemnify the applicable indemnified person to the fullest extent permitted by law for claims arising in his or her capacity as our director or officer, as applicable.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the indemnification agreement, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Insider Letter Amendments

On January 6, 2025, Colombier, Sponsor, BTIG, LLC, GrabAGun and the Company entered into an Amendment to Letter Agreement, as amended by that Second Amendment to Letter Agreement entered into as of March 17, 2025 (the “Insider Letter Amendment”), each effective as of the Closing, which revised the lock-up period applicable to the Sponsor shares set forth in the Insider Letter, dated as of November 20, 2023, to end on the date that is the earlier of (i) six (6) months after the Closing Date or (ii) the date on which the dollar volume-weighted average price of a share of Company Common Stock is greater than or equal to $15.00 for any twenty (20) trading days within any thirty (30) consecutive trading day period beginning on the Closing Date. A description of the material terms of the Insider Letter Amendment is set forth in the section of the Proxy Statement/Prospectus titled “Insider Letter Amendments Proposal (Proposal 13)” beginning on page 153 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

On July 15, 2025, (i) 21,245,268 shares of Company Common Stock were issued to holders of Colombier Ordinary Shares that did not exercise their right to redeem such shares, (ii) 10,000,000 shares of Company Common Stock were issued to the GrabAGun Members, and (iii) 300,000 shares of Company Common Stock were issued to the GrabAGun Consultant. After giving effect to the issuances in connection with the Closing, 31,545,268 shares of Company Common Stock were outstanding. Shareholders holding 4,732 of Colombier Ordinary Shares exercised their right to redeem such shares for a pro rata portion of the funds in Colombier’s trust account (the “Trust Account”). As a result, $50,290 (approximately $10.63 per share) was removed from the Trust Account to pay such holders.

On July 16, 2025, the Company Common Stock and warrants to purchase Company Common Stock began trading on the NYSE under the symbols “PEW” and “PEWW,” respectively.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to GrabAGun, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that unless the context otherwise requires, all references to the business of the “Company” refers to the business of Metroplex Trading Company LLC (doing business as GrabAGun.com), prior to the consummation of the Business Combination, which is the business of the Company and its subsidiaries following the consummation of the Business Combination.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and for purposes of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the Company. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report on Form 8-K, forward-looking statements may be identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

The Company cautions readers of this Current Report on Form 8-K that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, which could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, potential benefits and the commercial attractiveness to its customers of products and services sold through the Company’s platform, the potential success of the Company’s marketing and expansion strategies and potential benefits of the Business Combination (including with respect to shareholder value). These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. The risk factors and cautionary language contained in this Current Report on Form 8-K, and incorporated herein by reference, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in such forward-looking statements, including among other things:

●	changes in the competitive industries and markets in which the Company operates or plans to operate;

●	changes in applicable laws or regulations affecting the Company’s business;

●	the ability of the Company to implement business plans and realize opportunities;

●	risks related to the expansion of the Company’s business;

●	risks related to the Company’s potential inability to maintain profitability and continue generating significant revenues;

●	current and future economic, political and social conditions in the U.S. economy and the impacts, uncertainty, unrest or concern about any of the foregoing may have on the Company’s business and the market in which it operates;

●	the ability of the Company to retain existing vendor partners, Federal Firearms License holders, distributors and other material business relationships and attract new business partners in the future;

●	the potential inability of the Company to manage growth effectively;

●	the Company’s ability to continue to enhance its technology and customer-facing eCommerce platform;

●	the ability to recruit, train and retain qualified personnel;

●	risks related to supply shortages or a potential inability to keep pace with product or marketplace innovations;

●	risks related to the Company listing shares on the NYSE and operating as a public company;

●	risks related to the Company’s marketing and growth strategies;

●	the effects of competition on the Company’s business;

●	estimates for the prospects and financial performance of the Company’s business may prove to be incorrect or materially different from actual results;

●	expectations with respect to future operating and financial performance and growth; and

●	other risks and uncertainties described in this Current Report on Form 8-K, including those under the section entitled “Risk Factors.”

In addition, there may be events that the Company’s management is not able to predict accurately or over which the Company has no control.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Information about GrabAGun” on page 185 and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company are described in the Proxy Statement/Prospectus in the section titled “Risk Factors – Risk Related to GrabAGun” beginning on page 55 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Information

The selected statement of operations data and cash flows data of GrabAGun as of and for the three months ended March 31, 2025 and March 31, 2024 and the fiscal years ended December 31, 2024 and December 31, 2023, and the selected balance sheet data of GrabAGun as of March 31, 2025, December 31, 2024 and December 31, 2023 are described in the section titled “Selected Historical Financial Information of GrabAGun” beginning on page 25 of the Proxy Statement/Prospectus and that information is incorporated herein by reference.

Information responsive to Item 2 of Form 10 is set forth in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GrabAGun” on page 202 and that information is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

The description of the Company’s quantitative and qualitative disclosures about market risk is contained in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GrabAGun” beginning on page 202 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Facilities

The description of the Company’s facilities is contained in the Proxy Statement/Prospectus in the section titled “Information about GrabAGun – Inventory Management and Facilities,” on page 196 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Company Common Stock, as of July 15, 2025, following the consummation of the Business Combination, by:

●	each person known by the Company to be the beneficial owner of more than 5% of a class of voting securities on July 15, 2025;

●	each of the Company’s officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days.

The beneficial ownership of shares of the Company Common Stock immediately following completion of the Business Combination is based on the following: (i) an aggregate of 31,545,268 shares of common stock issued and outstanding immediately following the completion of the Business Combination and (ii) 10,666,667 outstanding warrants of the Company, each whole warrant to become exercisable for one share of common stock; provided, that, the information below excludes the shares of common stock reserved for future awards under the 2025 Stock Incentive Plan of the Company (the “2025 Incentive Plan”) (including an aggregate of 400,000 shares of common stock which were approved for grant as Restricted Stock Units (“RSUs”) by the Company’s board of directors shortly after the Closing to certain executive officers of the Company pursuant to their employment agreements and an additional 80,031 shares of common stock which were approved for grant as RSUs by the Company’s board of directors to the Company’s non-employee directors in accordance the Company’s non-employee director compensation policy adopted as of the Closing).

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock	Voting Percentage
Directors and Executive Officers:(1)(2)
Marc Nemati	2,500,000	7.93%	7.93%
Matthew Vittitow	2,500,000	7.93%	7.93%
Justin C. Hilty	2,500,000	7.93%	7.93%
Chris W. Cox	—	*	*
Andrew J. Keegan	—	*	*
Blake Masters	—	*	*
Colion Noir	—	*	*
Kelly Reisdorf	—	*	*
Donald J. Trump Jr.	300,000	*	*
Dusty Wunderlich	100,000	*	*
All executive officers and directors as a group (10 individuals)	7,900,000	25.04%	25.04%
5% or More Shareholders:
Brent Cossey	2,500,000	7.93%	7.93%

*	Less than 1% of the outstanding shares.

(1)	Unless otherwise indicated, the business address of each of the following entities or individuals is: 200 East Beltline Road, Suite 403, Coppell, Texas 75019.

(2)	The table does not reflect options and/or RSUs that may be granted to each of the Company’s executive officers and directors following the Business Combination.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination — Executive Officers and Directors After the Business Combination,” on page 244, which is incorporated herein by reference.

Director and Executive Compensation

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement — Employment Agreements and Restrictive Covenant Agreements” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference. Information regarding the compensation of the named executive officers of GrabAGun before the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation of GrabAGun prior to the Business Combination” beginning on page 252 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Information regarding the compensation of the Company’s board of directors is set forth in the Proxy Statement/Prospectus in the section titled “Director Compensation After the Business Combination,” beginning on page 255 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

At the Special Meeting held on July 15, 2025, Colombier’s shareholders approved the 2025 Incentive Plan, which was previously adopted by the Company’s board of directors. A description of the material terms of the 2025 Incentive Plan is set forth in the section of the Proxy Statement/Prospectus titled “Incentive Plan Proposal (Proposal 10)” beginning on page 142 of the Proxy Statement/Prospectus, which is incorporated herein by reference. This summary is qualified in its entirety by reference to the complete text of the 2025 Incentive Plan, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K.

The information set forth in this Current Report on Form 8-K under Item 5.02 is incorporated in this Item 2.01 by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related person transactions of Colombier and GrabAGun are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions,” beginning on page 256 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Reference is made to the disclosure regarding director independence in the section of the Proxy Statement/Prospectus titled “Management After the Business Combination — Director Independence,” beginning on page 247 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement — Amended and Restated Registration Rights Agreement,” and “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers — GrabAGun Digital Holdings Inc. 2025 Stock Incentive Plan” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The Company adopted a formal written policy effective upon the Business Combination providing that the Company’s executive officers, directors, director nominees, beneficial owners of more than 5% of any class of the Company’s voting securities and any member of the immediate family of any of the foregoing persons are not permitted to enter into a related party transaction with the Company without reporting the transaction to the Company’s Chief Executive Officer or General Counsel (if one) and the approval of the Company’s audit committee, subject to the exceptions described below.

A related party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which the Company was or is to be a participant in which the amount involves exceeds $120,000 in the aggregate in any fiscal year, and in which a related party had or will have a direct or indirect material interest. Transactions involving compensation provided to the Company as an employee or director and certain other transactions were reviewed and approved by the compensation committee of the Company’s board of directors.

Under the policy, the audit committee of the Company’s board of directors will review all of the relevant material facts and circumstances of the proposed related party transaction, satisfy itself that it has been fully informed as to the material facts of the applicable related party’s relationship and interest, will determine if the proposed related party transaction is in the best interests of the Company and its shareholders, and will either approve or disapprove of the entry into the proposed related party transaction. In addition, under the Company’s Code of Business Conduct and Ethics, directors and executive officers have an affirmative responsibility to seek determinations and prior authorizations or approvals of potential conflicts of interest exclusively from the Company’s board of directors.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Information About Colombier — Legal Proceedings” on page 172 and “Information About GrabAGun — Legal Proceedings,” on page 201 which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Shareholder Matters

Following the Closing of the Business Combination, the Company Common Stock began trading on the NYSE under the symbol “PEW” and the Company’s warrants to purchase Company Common Stock began trading on the NYSE under the symbol “PEWW” on July 16, 2025. The Company has not paid any cash dividends on its common stock to date.

The Company’s board of directors, in its sole discretion, will make any determination from time to time with respect to the use of any excess cash accumulated, which may include, among other uses, the payment of dividends on the Company Common Stock. It is not contemplated that the Company will pay cash dividends for the foreseeable future.

Description of Registrant’s Securities to be Registered

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities of Pubco,” beginning on page 215 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

The description of the indemnification arrangements with the Company’s directors and officers is contained in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s financial statements and supplementary information.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Item 3.03. Material Modification to Rights of Security Holders.

At the Special Meeting, the Colombier shareholders approved an Amended and Restated Certificate of Formation of the Company (the “Certificate of Formation”) to replace the Company’s current certificate of formation following the Business Combination. The Certificate of Formation, among other things, increased the total number of authorized shares of the Company’s capital stock to 210,000,000 shares, provided that directors can only be removed for cause at a meeting called for such purpose by the affirmative vote of shareholders representing at least sixty-six and two-thirds percent (66-2/3%) of voting power of the outstanding shares of Company Common Stock and amended certain other voting thresholds. The terms of the Certificate of Formation are described in greater detail in the Proxy Statement/Prospectus beginning on page 130 of the Proxy Statement/Prospectus and is incorporated herein by reference. The Certificate of Formation became effective upon filing with the Secretary of State of the State of Texas on the Closing Date.

On the Closing Date, the Company’s board of directors approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), effective as of the Closing.

Copies of the Certificate of Formation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Formation and the general effect of the Certificate of Formation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section titled “Description of Securities of Pubco” beginning on page 215 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 17, 2025, the audit committee of the Company approved the engagement of Weaver & Tidwell LLP (“Weaver”) as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2025. Weaver served as the independent registered public accounting firm of GrabAGun prior to the merger and other transactions contemplated by the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed on July 16, 2025 (“Resignation Date”) that firm following the closing of the Business Combination.

The report of Withum on the Company’s consolidated balance sheet as of December 31, 2024, and the related consolidated statement of operations, changes in stockholders’ deficit and cash flows for the period from December 30, 2024 (inception) through December 31, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained a paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern because of the Company’s liquidity condition, date for mandatory liquidation and subsequent dissolution.

During the period from December 30, 2024 (inception) through December 31, 2024, and the subsequent interim period through the Resignation Date, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of the disagreement in connection with its report covering such period.

During the period from December 30, 2024 (inception) through December 31, 2024, and subsequent interim period through the Resignation Date, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act (“Regulation S-K”).

During the period from December 30, 2024 (inception) through July 17, 2025, neither the Company nor anyone on the Company’s behalf consulted with Weaver regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written report or oral advice was provided to the Company by Weaver that Weaver concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S- K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Withum with a copy of the foregoing disclosures prior to the filing of this Report and requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated July 18, 2025, is attached as Exhibit 16.1 to this Report.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal (Proposal 1),” on page 97 which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

The information set forth above in the sections titled “Directors and Executive Officers,” “Director and Executive Compensation,” “Certain Relationships and Related Person Transactions, and Director Independence” and “Indemnification of Directors and Officers” under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Further, in connection with the Business Combination, effective as of the Closing, each executive officer of the Company resigned from his position, and Omeed Malik resigned from his position as a director of the Company.

GrabAGun Digital Holdings Inc. 2025 Stock Incentive Plan

At the Special Meeting on July 15, 2025, Colombier’s shareholders approved the 2025 Incentive Plan, which was previously adopted by the Company’s board of directors. The 2025 Incentive Plan became effective immediately upon the Closing of the Business Combination.

A more complete summary of the terms of the 2025 Incentive Plan is forth in the section entitled “Incentive Plan Proposal (Proposal 10)” beginning on page 142 of the Proxy Statement/Prospectus, which is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the complete text of the 2025 Incentive Plan, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.05. Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing of the Business Combination, on July 15, 2025 and effective as of such date, the Company’s board of directors adopted a new code of business conduct and ethics (the “Code”) applicable to the Company’s employees, officers, and directors. The Company intends to post any amendments to or any waivers from a provision of the Code on our website. A copy of the Code can be found on the Company’s Investor Relations website at https://investors.grabagun.com.

The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, which is included as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal (Proposal 1),” beginning on page 97 of the Proxy Statement/Prospectus, and such disclosure is incorporated herein by reference. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the proposals listed below were presented, which are described in more detail in the Proxy Statement/Prospectus. A summary of the final voting results at the Special Meeting is set forth below:

Proposal 1 – The Business Combination Proposal

Colombier’s shareholders approved Proposal 1. The votes cast were as follows:

For	Against	Abstain
9,803,971	7,202	1,086

Proposal 2 – The Merger Proposal

Colombier’s shareholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
9,804,933	6,620	706

Proposal 3 – The Charter Proposal

Colombier’s shareholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain
9,801,390	7,521	3,348

Proposals 4-9 – The Organizational Documents Proposals

Colombier’s shareholders approved Proposals 4 - 9. The votes cast were as follows:

Proposal 4: Authorized Share Capital

For	Against	Abstain
8,903,002	871,357	37,900

Proposal 5: Director Removal

For	Against	Abstain
8,985,776	790,955	35,528

Proposal 6: Call for Shareholder Meeting

For	Against	Abstain
9,026,145	743,719	42,395

Proposal 7: Shareholder Meeting Quorum

For	Against	Abstain
9,735,794	45,207	31,258

Proposal 8: Shareholder Vote Threshold

For	Against	Abstain
9,775,543	21,872	14,844

Proposal 9: Provisions Related to Status as Blank Check Company

For	Against	Abstain
9,749,888	46,057	16,314

Proposal 10 – The Incentive Plan Proposal

Colombier’s shareholders approved Proposal 10. The votes cast were as follows:

For	Against	Abstain
9,440,730	215,963	155,566

Proposal 11 – The NYSE Proposal

Colombier’s shareholders approved Proposal 11. The votes cast were as follows:

For	Against	Abstain
9,790,664	16,195	5,400

Proposal 12 – The Director Election Proposal

Colombier’s shareholders approved Proposal 12. The votes cast were as follows:

Director	For	Abstain	Against
Marc Nemati	9,789,974	22,285	—
Matthew Vittitow	9,779,414	32,845	—
Chris Cox	9,788,215	24,044	—
Blake Masters	9,789,437	22,822	—
Colion Noir	9,779,461	32,798	—
Donald J. Trump Jr.	9,775,388	36,871	—
Dusty Wunderlich	9,789,698	22,561	—
Kelly Reisdorf	9,779,748	32,511	—
Andrew Keegan	9,797,776	14,483	—

Proposal 13 – The Insider Letter Amendments Proposal

Colombier’s shareholders approved Proposal 13. The votes cast were as follows:

For	Against	Abstain
9,726,889	72,407	12,963

Assuming all of the outstanding Colombier Ordinary Shares vote on each proposal, each of the proposals other than the Merger Proposal required the affirmative vote of an additional 6,375,000 shares of Colombier Class A Ordinary Shares, or approximately 37.5% of the public shares, in order to be approved, where the Colombier Class A Ordinary Shares vote together with the Colombier Class B Ordinary Shares as a single class. Assuming all of the outstanding Colombier Ordinary Shares vote on the Merger Proposal, the Merger Proposal required the affirmative vote of an additional 9,916,667 shares of Colombier Class A Ordinary Shares, or approximately 58.3% of the public shares, in order to be approved, where the Colombier Class A Ordinary Shares vote together with the Colombier Class B Ordinary Shares as a single class.

As there were sufficient votes at the time of the Special Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement/Prospectus was not presented to shareholders.

Item 8.01. Other Events.

On July 15, 2025, the Company issued a press release announcing the completion of the Business Combination, which is listed in Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus on pages F-46 through F-79, which are incorporated herein by reference.

(b) Pro Forma Financial Information.

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information,” on page 26 which is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1†	Business Combination Agreement, dated as of January 6, 2025, by and among Colombier Acquisition Corp. II, GrabAGun Digital Holdings Inc., Gauge II Merger Sub LLC, Metroplex Trading Company LLC, and upon execution of a joinder, Gauge II Merger Sub Corp. (incorporated herein by reference to Annex A to the Proxy Statement/Prospectus filed on June 23, 2025).
3.1*	Amended and Restated Certificate of Formation of GrabAGun Digital Holdings Inc.
3.2*	Amended and Restated Bylaws of GrabAGun Digital Holdings Inc.
4.1	Form of Specimen Warrant Certificate (incorporated herein by reference to Colombier’s Current Report on Form 10-K filed on March 25, 2024).
4.2	Warrant Agreement, dated November 20, 2023, by and between Colombier and Continental Stock Transfer & Trust Company, as warrant agent (incorporated herein by reference to Colombier’s Current Report on Form 8-K filed on November 27, 2023).
4.3*	Assignment, Assumption and Amendment to Warrant Agreement, dated as of July 15, 2025, by and among Colombier Acquisition Corp. II, GrabAGun Digital Holdings Inc., and Continental Stock Transfer & Trust Company, as warrant agent.
10.1*	Amended and Restated Registration Rights Agreement, by and among GrabAGun Digital Holdings Inc., Colombier Sponsor II LLC and certain security holders.
10.2*	Form of Indemnification Agreement.
10.3*+	GrabAGun Digital Holdings Inc. 2025 Stock Incentive Plan.
10.4	Form of Seller Support Agreement, dated as of January 6, 2025, by and among Colombier Acquisition Corp. II, Metroplex Trading Company LLC and each of the GrabAGun Members (incorporated herein by reference to Colombier’s Current Report on Form 8-K filed on January 8, 2025).
10.5	Form of Lock-Up Agreement, dated as of January 6, 2025, by and among GrabAGun Digital Holdings Inc., Colombier Acquisition Corp. II. and each of the GrabAGun Members (incorporated herein by reference to Colombier’s Current Report on Form 8-K filed on January 8, 2025).

10.6*+	Employment Agreement between GrabAGun Digital Holdings Inc. and Marc Nemati, effective as of July 15, 2025.
10.7*+	Employment Agreement between GrabAGun Digital Holdings Inc. and Matthew W. Vittitow, effective as of July 15, 2025.
10.8*+	Employment Agreement between GrabAGun Digital Holdings Inc. and Justin C. Hilty, effective as of July 15, 2025.
10.9*+	Non-Competition and Non-Solicitation Agreement between GrabAGun Digital Holdings Inc. and Marc Nemati, effective as of July 15, 2025.
10.10*+	Non-Competition and Non-Solicitation Agreement between GrabAGun Digital Holdings Inc. and Matthew W. Vittitow, effective as of July 15, 2025.
10.11*+	Non-Competition and Non-Solicitation Agreement between GrabAGun Digital Holdings Inc. and Justin C. Hilty, effective as of July 15, 2025.
10.12	Letter Agreement dated as of November 20, 2023, by and among Colombier Acquisition Corp. II, Colombier Acquisition Corp. II’s officers and directors (at the time of the IPO) and Colombier Sponsor II LLC (incorporated herein by reference to Colombier’s Current Report on Form 8-K filed on November 27, 2023).
10.13	Insider Letter Amendment, dated as of January 6, 2025, by and among Colombier Acquisition Corp. II, BTIG, LLC, GrabAGun Digital Holdings Inc., Metroplex Trading Company LLC, Colombier Acquisition Corp. II’s officers and directors (at the time of the IPO) and Colombier Sponsor II LLC (incorporated herein by reference to Annex F to the Proxy Statement/Prospectus filed on June 23, 2025).
10.14	Second Amendment to Insider Letter Amendment, dated as of March 16, 2025, by and among Colombier Acquisition Corp. II, BTIG, LLC, GrabAGun Digital Holdings Inc., Metroplex Trading Company LLC, Colombier Acquisition Corp. II’s officers and directors (at the time of the IPO) and Colombier Sponsor II LLC (incorporated herein by reference to Annex F to the Proxy Statement/Prospectus filed on June 23, 2025).
10.15	Shareholders’ Agreement, dated as of January 6, 2025, by and among GrabAGun Digital Holdings Inc., Colombier Acquisition Corp. II and Metroplex Trading Company LLC (incorporated herein by reference to Colombier’s Current Report on Form 8-K filed on January 8, 2025).
10.16*†	Exchange and Paying Agent Agreement, by and between GrabAGun Digital Holdings Inc. and Continental Stock Transfer & Trust Company, as the exchange and paying agent.
14.1*	GrabAGun Digital Holdings Inc. Code of Business Conduct and Ethics.
16.1*	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission, dated July 18, 2025.
21.1*	List of Subsidiaries.
99.1	Press Release, dated July 15, 2025 (incorporated herein by reference to the GrabAGun Digital Holdings Inc.’s Current Report on Form 8-K filed on July 15, 2025).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Filed herewith

+	Indicates a management or compensatory plan.

†	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRABAGUN DIGITAL HOLDINGS INC.

Date: July 18, 2025	By:	/s/ Marc Nemati
		Name:	Marc Nemati
		Title:	President and Chief Executive Officer